Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 27, 2015

with respect to

Thrivent Growth and Income Plus Fund

Thrivent Balanced Income Plus Fund

Thrivent Diversified Income Plus Fund

Thrivent Opportunity Income Plus Fund

1.	The following is hereby added to “Principal Strategies” in the “Summary Section” of the prospectuses for Thrivent Growth and Income Plus Fund, Thrivent Balanced Income Plus Fund, Thrivent Diversified Income Plus Fund, and Thrivent Opportunity Income Plus Fund (collectively, the “Funds”):

The Fund may invest in exchange-traded funds (“ETFs”), which are investment companies generally designed to track the performance of a securities or other index, including industry, sector, country and region indexes.

2.	The following risk is hereby added to “Principal Risks” in the “Summary Section” of the prospectuses for the Funds:

ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

3.	The disclosure in “Exchange Traded Funds (ETFs)” under “More about Investment Strategies and Risks—Other Securities and Investment Practices” of the prospectuses for the Funds is hereby deleted and replaced with the following:

Each of the Funds, except Thrivent Money Market Fund, may invest in ETFs. An ETF is an investment company that holds a portfolio of investments generally designed to track the performance of an index, including industry, sector, country and region indexes. An ETF trades on a securities exchange.

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in certain ETFs beyond the foregoing statutory limitations.

4.	The following is hereby added under “More about Investment Strategies and Risks—Glossary of Principal Risks” in the prospectuses of the Funds:

ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and a Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. In addition, ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

The date of this Supplement is June 25, 2015.

Please include this Supplement with your Prospectus.

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